EXHIBIT 10.3


                             TRAINING TOGETHER, INC.
                       6025 SOUTH QUEBEC STREET, SUITE 150
                            ENGLEWOOD, COLORADO 80111
                       TEL. 720.489.8873 FAX 720.489.8874

                                 August 1, 2002
Fitness for Life Franchise Corporation
1111 Anabar Drive
Castle Rock, Colorado 80104

Attn:   Richard F. Sikorski, President

Re:     Training Together, Inc. - The Personal Trainer, LLC
        Payment of Rebates - Equipment Purchase

Dear Mr. Sikorski:

     Previously, we have discussed with you the allocation of funds received by your company from equipment vendors, relating to equipment to be purchased by Training Together, Inc. ("TTI") for franchised locations to be opened in Florida, or elsewhere. The Personal Trainer, LLC holds the master franchise for Florida.

     Attached is page 17 from your company's Uniform Franchise Offering Circular, which states that (1) VECTRA Fitness, Pro Maxima, and Life Fitness pay your company rebates of 10% of purchases; and (2) your company keeps 100% of rebates received.

     By your signature below, your company agrees that 50% of all rebates received by your company from the named vendors, and from any other vendors, for equipment purchased by TTI, will be paid over to TTI. Your company will retain 50% of such rebates. None of such rebates will be paid to The Personal Trainer.

     Please sign this letter and fax to 720.489.8874, and send the original to our office at the above address. If you want to discuss this matter, please call. Thank you.

                                            Yours Sincerely,

                                              /s/  David C. Olson, CEO

     Read and agreed to on    8/1   , 2002
                           ---------

       /s/  Richard F. Sikorski
     Richard F. Sikorski, President
     Fitness for Life Corporation


     Read and agreed to on    8/2   , 2002
                           ---------

     The Personal Trainer, LLC

       /s/  Thomas M. Vickers, Jr.            /s/  John D. Woolford
     ----------------------------------     ------------------------------------
     Thomas M. Vickers, Jr., Manager        John D. Woolford, Manager



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